Exhibit 99.2 Amedisys Fourth Quarter 2021 Earnings Call Supplemental Slides 1 1 th, February 24 2022

Forward-looking statements This presentation may include forward-looking statements as defined by the Private www.amedisys.com Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a NASDAQ: AMED variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as We encourage everyone to visit the a prediction of future events. Investors Section of our website at Additional information regarding factors that could cause actual results to differ materially www.amedisys.com, where we have posted additional important from those discussed in any forward-looking statements are described in reports and information such as press releases, registration statements we file with the SEC, including our Annual Report on Form 10-K profiles concerning our business and and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, clinical operations and control copies of which are available on the Amedisys internet website http://www.amedisys.com processes, and SEC filings. or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. 2

A Look Back

FY 2021 Accomplishments



Outstanding Outcomes for Our Patients
Amedisys Care Centers and Clinical Team
CLINICAL DISTINCTION
EMPLOYER OF CHOICE
OPERATIONAL EXCELLENCE & EFFICIENCY
DRIVING GROWTH

Clinical Distinction

- Maintained at least 95% of all Home Health care centers achieving 4.0+ Quality of Patient Care star score
- **Outperformed industry** on all hospice item set (HIS) quality metrics

Employer of Choice

- Ended the year with **overall voluntary turnover of 19.4% (FY'21)**
- While the industry is reporting record increases in nursing turnover; in 2021, we **reduced our nursing turnover to 26.8% from 29.5% in 2020, a 9% YoY reduction**

Operational Excellence and Efficiency

- Grew EBITDA by 10% from $273.5M in 2020 to **$299.6M in 2021**
- Expanded consolidated **EBITDA margin 40 bps to 13.6% (FY'21)** despite continuing impacts from COVID-19
- Delivered **$189M in cash flow from operations**

Driving Growth

- Grew **Home Health same store total admissions +6% and Hospice same store total admissions +2%**
- Acquired four CONs and VNA (Home Health in Omaha, NE)
- Acquired **Contessa Health** (closed in August 2021)
  - Contessa subsequently signed new JV partnerships with Henry Ford Health Plan and Penn State Health

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Our Key Areas of Focus

Strategic areas of focus and progress made during Q4'21

1 Organic Growth

- **Home Health***: Total same store admissions +2%, Total same store volume +2%
- **Hospice**: Total same store Admissions -1%, ADC -4%
- **Personal Care**: PC Network drove ~$522K in revenue to Home Health and Hospice via care coordination

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Q4'21 Voluntary Turnover 21.5%
- 533 Hospice BD FTE's as of YE'21 (+52 over PY)
- 877 Home Health BD FTE's as of YE'21 (+37 over PY)

3 Clinical Initiatives

- Quality: Amedisys Jan'22 release STARS score of 4.33 (SHP: 4.5 STARS)
- 95% of care centers at 4+ Stars based on internal calculation
- 37 Amedisys care centers rated at 5 Stars in the Jan'22 Release
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 49.0% (vs. 47.5% in 4Q'20)
  - Current PTA Ratio: 52.9% (vs. 50.9% in 4Q'20)

5 M&A

- Signed a new Hospital at Home JV with Penn State Health (11/10/21)
- **Signed the acquisition of Evolution Health on 2/1/22 expanding our footprint in TX, OK and OH (15 care centers) – expected to close summer of 2022**
- Signed Assisted Care Home Health (2 locations in North Carolina) on 2/21/22

6 Regulatory

2021 Reimbursement

- Final Home Health industry rule net +1.9% increase
- Final Hospice industry rule net +2.4% increase (effective 10/1/20)

2022 Reimbursement

- Final Home Health industry rule net +3.2% increase
- Final Hospice industry rule net +2.0% increase (effective 10/1/21)
- Sequestration suspension extended until 6/30/22. Full 2% for three months reduced to 1% for remaining three months

Note: Home Health same store volume is defined as admissions plus recertifications

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(1) Highlights and Summary Financial Results (Adjusted): 4Q 2021 Home Health total same store volume +2%, total same store admissions +2%; Hospice same store admissions -1%; Margin pressure driven by Hospice ADC decline & labor costs Adjusted Financial Results Amedisys Amedisys Amedisys Consolidated Balance Sheet & Cash Flow $ in Millions, except EPS 4Q20 4Q21 FY 2020 FY 2021 Consolidated Consolidated Home Health 329.4 337.3 1,249.2 1 ,353.8 • Revenue Growth: +2% • Net debt: $403.8M Hospice 203.9 204.9 750.1 785.3 Personal Care 17.4 1 5.1 72.2 65.0 • EBITDA: $65M (-17%, ex. • Net Leverage ratio: 1.3x High Acuity Care - 2.0 - 3.5 Contessa -10%) • Revolver availability: $522.5M Total Revenue $ 550.7 $ 55 9.3 $ 2 ,071.5 $ 2,207.6 • EBITDA Margin: 11.6% (ex. • CFFO: $5.2M Gross Margin % 45.5% 44.1% 44.6% 45.1% Contessa: 12.6%) (4) Adjusted EBITDA 78.1 64.8 273.5 299.6• Free cash flow : $1.2M • EPS: $1.18 (-21%) 14.2% 11.6% 13.2% 13.6% • DSO: 43.2 (vs. Q4’20 of 40.2 and Adjusted EPS $1.49 $1.18 $6.11 $5.95 down 0.3 days since Q3) (4) Free cash flow $60.6 $1.2 $273.5 $174.3 Hospice Home Health Personal Care High Acuity Care (2)(3) (3) Same Store : Same Store Volume : Growth Metrics: Growth Metrics: • Total Volume: +2% • Billable hours/quarter: -24% • Admissions: -1% • Total Admissions: 286 • Total Admissions: +2% • Clients served: -22% • ADC: -4% • Number of JV’s: 8 Other Statistics: Other Statistics: Other Statistics: (5) Other Statistics: • Revenue per Episode : $2,951 • Revenue per hour: +15% • Revenue per Day: $168.24 • Patient Satisfaction: 97% (+1.5%) • Cost per hour: +17% (+4.7%) • Total Cost per Visit: $106.67 • Cost per day: $90.23 (+10.8%) (+5.9%) 1. The financial results for the three-month periods and years ended December 31, 2020 and December 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Same Store volume – Includes admissions and recertifications. 3. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. 5 4. Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments. Q4’20 free cash flow includes payroll tax deferrals. 5. Medicare sequestration suspended 5/1/20.

Our Revenue Sources: 4Q'21

Amedisys Consolidated Revenue


2.7%
0.4%
36.6%
60.3%
Home Health
Hospice
Personal Care
High Acuity Care

Home Health Revenue


19.1%
12.7%
68.2%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.3%
94.7%
Medicare FFS
Private

- **Home Health**: 331 care centers; 34 states & D.C.
- **Hospice**: 175 care centers; 34 states
- **Personal Care**: 14 care centers; 3 states
- **High Acuity Care:** 8 Joint Ventures; 6 states; 24 referring hospitals
- **Total AMED: 528 care centers; 38 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

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Home Health and Hospice Segment (Adjusted) – 4Q 2021[(1)]

Home Health total volume growth +2%; Hospice Admit Growth -1%

HOME HEALTH

$ in Millions	4Q20	4Q21	Year Ended 2020	Year Ended 2021
Medicare	228.3	230.1	847.3	914.5
Non-Medicare	101.1	107.2	401.9	439.3
Home Health Revenue	**$329.4**	**$337.3**	**$1,249.2**	**$1,353.8**
Gross Margin %	*44.2%*	*43.8%*	*43.5%*	*45.1%*
Pre-Corporate EBITDA [(2)]	**$65.2**	**$62.9**	**$236.7**	**$281.6**
	19.8%	*18.7%*	*19.0%*	*20.8%*

Operating Statistics				
Same Store Growth (3)(4)				
Total Volume	5%	2%	2%	5%
Total Admissions	6%	2%	1%	6%
Medicare Revenue per Episode (5)	$2,906	$2,951	$ 2,836	$ 2,959
Medicare Recert Rate	34.5%	35.1%	36.3%	35.1%
Total Cost per visit	$100.69	$106.67	$95.59	$101.46

HOSPICE

$ in Millions	4Q20	4Q21	Year Ended 2020	Year Ended 2021
Medicare	193.5	193.9	710.0	743.6
Non-Medicare	10.4	11.0	40.1	41.7
Hospice Revenue	**$203.9**	**$204.9**	**$750.1**	**$785.3**
Gross Margin %	*49.3%*	*46.4%*	*48.3%*	*46.9%*
Pre-Corporate EBITDA [(2)]	**$52.7**	**$41.0**	**$187.4**	**$169.7**
	25.8%	*20.0%*	*25.0%*	*21.6%*

Operating Statistics				
Admit growth - same store (4)	15%	-1%	6%	2%
ADC growth - same store (4)	0%	-4%	1%	-4%
ADC	13,793	13,237	13,081	13,271
Avg. discharge length of stay	102	90	99	94
Revenue per day (net)	$160.72	$168.24	$156.69	$162.12
Cost per day	$81.45	$90.23	$81.02	$86.15

Home Health Highlights

- Revenue per Episode up 1.5% (+1.9% rate increase effective 1/1/2021)
- Y/Y CPV up $5.98 (+5.9%, primarily due to raises, new hire pay, clinician bonuses, wage inflation and health insurance)
- Visits per Episode decreased 0.3

Hospice Highlights

- Net revenue per day +4.7% (primarily due to +2.0% Hospice rate update effective 10/1/2021 and favorable cap adjustments)

1. *The financial results for the three-month periods and years ended December 31, 2020 and December 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same Store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Average Medicare revenue per completed episode reflects the transition to PDGM effective Jan. 1, 2020 and the suspension of sequestration effective May 1, 2020.*

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General & Administrative Expenses – Adjusted [1,2]

Impacted by COVID-19, acquisitions and investments to drive volume growth

$ in Millions	4Q20	1Q21	2Q21	3Q21	4Q21
Home Health Segment - Total	**80.5**	**80.0**	**81.3**	**82.4**	**84.7**
% of HH Revenue	*24.4%*	*24.3%*	*23.3%*	*24.3%*	*25.1%*
Hospice Segment - Total	**47.9**	**46.3**	**48.4**	**49.5**	**54.0**
% of HSP Revenue	*23.5%*	*24.2%*	*25.3%*	*25.1%*	*26.4%*
Personal Care Segment - Total	**3.0**	**3.1**	**3.1**	**2.6**	**2.4**
% of PC Revenue	*17.2%*	*18.2%*	*18.1%*	*16.5%*	*15.7%*
High Acuity Care Segment - Total	**-**	**-**	**-**	**3.8**	**6.2**
% of HAC Revenue	*-%*	*-%*	*-%*	*255.2%*	*305.7%*
Total Corporate Expenses	**42.8**	**41.4**	**38.1**	**37.7**	**36.1**
% of Total Revenue	*7.8%*	*7.7%*	*6.8%*	*6.8%*	*6.5%*
Total	**174.2**	**170.8**	**170.9**	**176.0**	**183.4**
% of Total Revenue	*31.6%*	*31.8%*	*30.7%*	*31.8%*	*32.8%*

	4Q20	1Q21	2Q21	3Q21	4Q21
Salary and Benefits	25.0	23.4	22.0	22.1	21.7
Other	13.2	12.7	11.6	12.8	10.4
Corp. G&A Subtotal	38.2	36.1	33.6	34.9	32.1
Non-cash comp	4.6	5.3	4.5	2.8	4.0
Adjusted Corporate G&A	**42.8**	**41.4**	**38.1**	**37.7**	**36.1**



Total G&A as a Percent of Revenue
34.0%
32.0%
30.0%
28.0%
31.6%
31.8%
30.7%
31.8%
32.8%
4Q20
1Q21
2Q21
3Q21
4Q21
G&A as a Percent of Revenue

Notes:

- **Year over year total G&A as a percentage of revenue increased 120 basis points ($9 million); 20 basis point ($3 million) increase excluding Contessa**
  - Increases related to the Contessa acquisition, raises, the addition of resources to support growth, higher travel and training spend and higher health insurance costs were offset by lower incentive compensation costs
- **Total G&A as a percentage of revenue increased 100 bps sequentially**

1. *The financial results for the three-month periods ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Adjusted G&A expenses do not include depreciation and amortization.*

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Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted YOY Total CPV impacted by planned wage increases, wage inflation, new hire pay and higher health insurance costs. Contractor costs down slightly year over year as utilization has stabilized Components 4Q’20 3Q’21 4Q’21 YoY Variance Detail Initiatives Salaries $66.09 $67.58 $69.73 $3.64 YoY increase (+5.5%) due to higher Staffing mix optimization, fixed new hire pay (+1.9%), planned productivity and scheduling wage increases, wage inflation and improvement initiatives in place clinician bonuses to help overcome salary increases Sequential increase due to the same drivers, including one additional month of raises Contractors $5.08 $4.96 $4.93 ($0.15) YoY and Sequential variances Focused efforts on filling minimal due to relatively consistent positions with full-time clinicians utilization Benefits $12.98 $13.16 $14.52 $1.54 YoY increase due to the impact of Focus on cost containment and COVID-19 on health insurance costs spend optimization with specific (lower utilization in prior year) focus on high-cost claims Sequential increase due to the seasonality of claims Transportation & Supplies $7.16 $7.28 $7.10 ($0.06) *Visiting Clinician CPV $91.31 $92.98 $96.28 $4.97 Clinical Managers $9.38 $9.85 $10.39 $1.01 Fixed cost associated with non- Unit cost reduced as volume visiting clinicians increases YoY increase driven by additional staff and planned wage increases Total CPV $100.69 $102.83 $106.67 $5.98 *Note: Direct comparison with industry competitors CPV calculation Cost Per Visit (CPV) $96.28 $91.31 $92.98 $100.00 $75.00 $50.00 $25.00 4Q20 3Q21 4Q21 9 Salaries Contractors Benefits Transportation

Driving Top Line Growth Home Health total volume, Hospice admissions and ADC, as well as Personal Care billable hours lagging due to prolonged COVID-19 impacts related to the Omicron variant (staffing challenges, increase in clinician quarantine and increase in hospice discharge rate) Home Health Hospice Personal Care Total Volume Growth Total Hours / Quarter 12% 150,000 15.0% 1,000,000 14,500 20% 12.0% 15% 15% 5% 14,000 800,000 6% 9.0% 10% 13,500 600,000 100,000 6.0% 1% 2% 5% 5% 2% 1% 13,000 0% 3.0% 400,000 0% -3% -1% 0.0% 12,500 -4% -4% -5% -5% 200,000 50,000 -3.0% 12,000 -10% 4Q20 1Q21 2Q21 3Q21 4Q21 0 Q420 Q121 Q221 Q321 4Q21 4Q20 1Q21 2Q21 3Q21 4Q21 Volume YoY Same Store Growth ADC Admits Billable Hours SS ADC Growth SS Admit Growth 10

Industry Leading Quality Scores Quality of Patient Care (QPC) Patient Satisfaction (PS) JAN 20 APR 20 OCT 20 JAN 22 JAN 20 APR 20 OCT 20 JAN 20 Metric Metric Release Release Release Release Release Release Release Release Quality of Patient 4.27 4.26 4.33 3.71 3.79 4.28 4.33 3.60 Patient Care Satisfaction Star Entities at 4+ Performance 86% 86% 92% 92% +6% +6% +7% +3% Stars Over Industry QPC Industry Performance PS Industry Performance 4.50 4.50 CMS 4.00 4.00 Blind CMS Period Blind Period 3.50 3.50 3.00 3.00 Amedisys QPC Industry Avg QPC Top Competitor Amedisys PS Score PS Industry Avg PS Top Competitor • Amedisys maintains a 4-Star average in the Jan 2022 HHC Release with 92% of our providers (representing 95% of care centers) at 4+ Stars and 61% of our providers (representing 67% of care centers) at 4.5+ Stars. •25 Amedisys providers (representing 37 care centers) rated at 5 Stars. 11 Notes: (1) CMS did not provide QPC Star and HH-CAHPS performance releases in 2021 due to COVID-19 PHE. (2) Jan 2022 QPC Star Release performance period = 7/1/2020 – 3/31/2021 (CY 2019 for ACH). (3) Jan 2022 HH-CAHPS Release performance period = 7/1/2020 – 6/30/2021.

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Notes: Included in the above analysis are active care centers. Acquired locations were only included if their acquisition date was before the start of the reporting window. Above excludes Asana, Aseracare, and CCH acquisitions. 12 * Hospice Visits When Death is Imminent, Measure 1 is referencing discharges from Jan 2019 through Dec 2019

Debt and Liquidity Metrics Net leverage ~1.3x As of: Outstanding Debt 12/31/21 Outstanding Revolver - Outstanding Term Loan 447.2 Promissory Notes 0.8 Finance Leases 1.6 Total Debt Outstanding 449.6 Less: Deferred Debt Issuance Costs (4.5) Total Debt - Balance Sheet 445.1 Total Debt Outstanding 449.6 Less Cash (45.8) (1) Net Debt 403.8 (2) Leverage Ratio (net) 1.3 As of: Credit Facility 12/31/21 Term Loan 450.0 Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 5 50.0 Outstanding Revolver - Letters of Credit (27.5) Available Revolver 522.5 Plus Cash 45.8 (3) Total Liquidity 568.3 1. Net debt defined as total debt outstanding ($449.6M) less cash ($45.8M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($299.6M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. 13

(1) Cash Flow Statement Highlights 2020 includes benefit of payroll tax deferral (COVID-19 relief). Total payroll tax deferral of ~$55M (half paid in December 2021; remainder due in December 2022). $ in Millions 4Q20 1Q21 2Q21 3Q21 4Q21 GAAP Net Income 45.6 5 0.3 80.6 4 5.2 34.0 Changes in working capital 34.5 (1 8.3 ) (9.1) (7 .0) (2 7 .1 ) Depreciation and amortization 8.8 7 .6 6.7 7 .5 9.1 Non-cash compensation, includes 401 (k) match expense 7 .0 7 .3 6.2 4.4 5.9 Deferred incom e taxes (23.8) 7 .4 1 5.3 1 2.0 9.9 Other (6.2) (0.3) (31 .7 ) (0.3) (26.6) Cash flow from operations 65.9 54.0 68.0 61.8 5.2 Capital expenditures - routine (2.4) (1 .6) (1 .0) (2.2) (0.7) Required debt repay ments (2.9) (2.7) (2.7) (0.5) (3 .3) Free cash flow 60.6 49.7 64.3 59.1 1.2 Capital Deployment Acquisitions 0.8 - (2.5) (262.4) (5.1) Share Repurchases - (7 2.9) (1 .2) (1 0.8) (1 5.0) Total 0.8 (72.9) (3.7) (273.2) (20.1) 14 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

(1) Income Statement Adjustments $000s Income Statement Line Item 4Q20 1Q21 2Q21 3Q21 4Q21 Revenue Contingency accrual Net Serv ice Rev enue $ - $ - $ (6,541) $ - $ - Other Operating Income CARES Act & State COVID-1 9 grants Other Operating Income ( 6,7 80) (8,7 01 ) (4,603) 4 - Cost of Service COVID-1 9 costs Cost of Serv ice, Excluding Depreciation & Amortization 6,568 8,480 4,464 3,51 3 4,323 G&A Acquisition and integration costs G&A, Salaries and benefits 507 1 96 51 0 1 ,07 1 41 9 COVID-1 9 costs G&A, Salaries and benefits 45 25 9 60 9 Acquisition and integration costs G&A, Other 7 27 1 ,003 1 ,7 83 1 ,686 891 COVID-1 9 costs G&A, Other 1 32 1 92 1 51 1 39 1 31 Pre-acquisition legal settlement G&A, Other - - 1 ,825 - - Other Items Asset impairment (acquired names) Asset impairment 4,1 52 - - - - Interest component of certain items Interest expense 464 51 7 469 4 51 4 51 Other (income) expense, net (2) Total other (expense) income, net - - (31 ,07 7 ) (66) 1 88 Total $ 5,815 $ 1,712 $ (33,010) $ 6,858 $ 6,412 EPS Impact $ 0 .13 $ 0 .04 $ (0.74) $ 0.17 $ 0.15 1. The financial results for the three-month periods ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 15 2. Other (income) expense, net includes ~$31.1 million gain on Medalogix equity method investment for the three-month period ended June 30, 2021.

2022 Guidance 16

Amedisys 2022 Preliminary Guidance

Revenue, EBITDA and EPS guidance ranges for FY 2022

($M except for EPS)	AMED Core Performance	High Acuity Care	Total AMED
Adjusted Revenue	$2,274 - $2,309	$56	**$2,330 - $2,365**
Adjusted EBITDA	$301 - $311	($26)	**$275 - $285**
Adjusted EPS	$5.88 - $6.10	($0.65)	**$5.23 - $5.45**

2022 EBITDA Impacts:
- Incentive Comp: ~$16M
- Incremental Contessa: ~$17M
- Omicron impact: ~$7M
- De Novos: ~$5M
- Investments: ~$3M

Total: ~$48M

- Additional impact from Contessa related to resources needed to service expanded Hospital @ Home JV pipeline, along with resources allocated to new Palliative Care business line.

Guidance Disclaimer

COVID-19 has impacted the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in both the disease itself as well as disruptions to the healthcare systems and the economy. Any future regulations or government interventions, spike in clinicians and BD staff on quarantine, staffing shortages due to current and proposed federal, state and local vaccine mandates, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

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2022 Guidance Considerations

EBITDA impacted by continued Hospice length of stay pressures, incremental Contessa investments, incentive compensation and costs related to Omicron

Amedisys Consolidated

- **Tax rate ~27%**
- **Cash tax rate ~19%**
- Diluted share count **~33.2 million shares**
- Capital Expenditures **~$7-$9 million**
- Salary increase **~2% - 3%**
- Benefits increase **~11%** *(8% growth / headcount, 3% pricing / claims costs)*
- Overall **~$8 million** investment in business development resources
- **Excludes future acquisitions, related integration costs and potential share repurchase**

Home Health

- **Total same store admission growth: ~5%**
- Continued investment in business development staffing to support growth **~$4 million**
- Continued focus on Quality of Care (Stars and Acute Care Hospitalization rates)
- +3.2% rate increase

Hospice

- **Total same store admission growth: ~13%**
- Addition of business development resources to support ADC growth ~ **$4 million**
- +2.0% rate increase

Personal Care

- **Total billable hours growth: -3%**
- Personal Care Network to drive **~$2M revenue to Home Health and Hospice** combined

High Acuity Care

- **5 new Joint Venture arrangements in 2022**
- $56M Revenue
- ($26M) EBITDA impact

2022 Investments

- **Total Investments in business of ~$8M**
  - Innovations & Projects ($3M) – spend related to automation, workforce optimization and roll out of Medalogix/Muse product
  - De Novos ($5M) – Expansion of de novo program

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Environmental, Social, Governance (E.S.G.) Considerations 19

Environmental, Social, Governance (E.S.G.) Considerations Sustainable, high-quality, patient focused, home-based care model Environmental Social Governance • Amedisys strives to create an • Amedisys has a culture of compliance • Amedisys is dedicated to the organizational culture and climate in which starting with oversight from the Board of sustainability of our business and the every individual is valued, all team Directors and cascading down to the care communities in which we serve members have a sense of belonging with center level one another and to the organization and • Environmental health has a strong • Our Board of Directors operates several feel empowered to do their best work correlation with physical health sub-committees including: • Provider of Home Health and Hospice • Quality Committee • A greener fleet – newer vehicles, in services to frail, elderly patients in their • Compliance Committee circulation for a shorter time, optimize most preferred care location – their homes• Audit Committee fuel usage. Sophisticated scheduling • Compensation Committee • Highest quality Home Health company as • Nominating & Corporate practices reduce our clinicians’ driving measured by Quality of Patient Care Star Governance Committee time and fuel usage helping to minimize scores (4.33 Stars) our carbon footprint • Nominating and Corporate Governance • The Amedisys Foundation was formed to Committee oversees our strategy on provide support to our patients and • Virtual care centers, along with flexible corporate social responsibility, including employees. The Amedisys Foundation has working schedules and locations, have evaluating the impact of Company practices two funds: the Patients’ Special Needs created fewer emissions on communities and individuals, and Fund and the Amedisys Employees 1st develops and recommends to our Board of Fund. The Patients’ Special Needs Fund Directors for approval matters relating to provides financial assistance to our home the Company’s corporate social health, hospice and personal care patients responsibility and ESG considerations during a difficult time 20